UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

DST SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-14036	43-1581814
(Commission File Number)	(I.R.S. Employer Identification No.)

333 West 11th Street, Kansas City, Missouri	64105
(Address of principal executive offices)	(Zip Code)

(816) 435-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Extension of accounts receivable securitization program

DST Systems, Inc. (the “Company”) participates in a $150 million accounts receivable securitization program (the “Program”) with Bank of America, National Association, with commitments extending to May 16, 2013 (subject to conduit rights to terminate the program upon certain events and unless otherwise extended in accordance with the Agreement).  The Program has been described in Form 8-Ks dated May 21, 2009 (“Initial 8-K”), May 20, 2010, May 19, 2011 and May 17, 2012 (collectively, the “Form 8-Ks”).

On May 16, 2013, by entering into Amendment No. 8 to the Agreement (the “Amendment”), the Corporation extended its participation in the Program through May 15, 2014.

The Receivables Purchase Agreement (the “Agreement”) was filed with the Initial 8-K.  Amendments to the Agreement were filed as exhibits to the Form 10-Q for the period ended June 30, 2009, the Form 10-K for the period ended December 31, 2009, the Form 10-Q for the period ended June 30, 2010, the Form 8-K dated May 19, 2011, the Form 10-K for the period ended December 31, 2011 and the Form 8-K dated May 17, 2012.  This summary does not purport to be complete, and is qualified in its entirety by reference to the Form 8-Ks, the Agreement and amendments, and the Amendment which is attached hereto as Exhibit 10.1.

This report may contain forward-looking statements with respect to the accounts receivable securitization program and other matters discussed herein.  Such information is based upon currently available information and DST’s views as of today, and actual actions, results or accounting treatments could differ.  There could be a number of factors affecting the securitization program or its financial statement impact, as well as factors affecting our future performance or results, including those described in DST’s latest annual report on Form 10-K or quarterly report on Form 10-Q filed with the Securities and Exchange Commission.  All such factors should be considered in evaluating any forward-looking statement.  We will not update any forward-looking statements in this report to reflect future events.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description

10.1	Amendment Number 8 to Receivables Purchase Agreement dated as of May 16, 2013, among Fountain City Finance, LLC; Bank of America, National Association; the Company and certain Company subsidiaries

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2013

DST SYSTEMS, INC.

	By:	/s/ Kenneth V. Hager
	Name:	Kenneth V. Hager
	Title:	Vice President, Chief Financial
Officer and Treasurer